                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 17, 2000

                           ---------------------------

                                 Citigroup Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        1-9924                    52-1568099
   ---------------                  -----------             -------------------
   (State or other                  (Commission                (IRS Employer
   jurisdiction of                 File Number)             Identification No.)
   incorporation)


                 153 East 53rd Street, New York, New York 10043
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
       -------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K


Item 5.  Other Events.

On April 17, 2000 Citigroup Inc. reported record core income of $3.6 billion for the first quarter ended March 31, 2000. Core income per share, fully diluted, was $1.04, a 51% increase over the 1999 first quarter. A robust global market environment and the strength of Citigroup's individual businesses resulted in:

         -    Record earnings for each of Citigroup's major lines of business.
         - Adjusted net revenue growth of 19% outpacing expense growth of 11%.
         - Core earnings growth of 23% for Global Consumer, 36% for the Global Corporate and Investment Bank and 26% for the Global Investment Management and Private Banking segment, with two-thirds of Citigroup's businesses generating greater than 15% earnings growth.
         - Strong performance from the company's portfolio of equity investments.
         -    Return on equity of 30%.
         -    The repurchase of 22.5 million shares at a cost of $1.2 billion.
         - Citigroup has total equity capital and trust securities of $55.2 billion at the end of the first quarter. The Tier I capital ratio is 9.7%.

"Our very strong first quarter provides tremendous momentum to our fiscal year, with all of our businesses realizing the full advantage from favorable business conditions worldwide," said Sanford I. Weill, Chairman and Co-Chief Executive Officer. "Our results underscore the ability of our businesses to execute in ways that benefit our customers and shareholders."

"As economic expansion continues throughout the world, we are seizing opportunities to build our capabilities and share in both well-established and emerging markets," continued Weill. "Our Nikko Salomon Smith Barney joint venture celebrated its first anniversary by attaining the number one position in Japanese M&A and number two position in equities. This quarter alone, we announced a number of transactions that strengthen our strategic presence in key markets. Our acquisition of the investment banking business of Schroders, expected to close in the second quarter, will enhance our ability to benefit from the major structural changes occurring in Europe, and the benefits are already apparent to the clients of both organizations. Our purchase of Reliance's surety business will enable us to expand our insurance presence, as will our pending tender offer to purchase the remaining 15% of Travelers Property Casualty that we do not own. Consolidating ownership of pension fund companies in Argentina and Mexico and the launch of our CitiStreet joint venture will enable us to more fully benefit from the growth in the retirement services business globally."

"We believe that those companies with brand and distribution will be the winners on the Internet, and we are committed to being a leader in electronic payments and commerce on the Web. This quarter, we took significant steps towards our goal by introducing new internet-based applications to our consumer, retail brokerage, Private Banking and institutional clients around the world. We look forward to continuing to build our capability on the Internet through the leadership of our new Internet Operating Group, headed by Deryck Maughan, working closely with Ed Horowitz at e-Citi," concluded Weill.

                                 GLOBAL CONSUMER
        1st Quarter Core Income: $1.21 Billion, Up 23% From $981 Million
             Revenues Increase 12% to $7.6 Billion From $6.8 Billion

Citigroup's Global Consumer business achieved its seventh consecutive quarter of record earnings, increasing income by 23% on the strength of 12% revenue growth, and a continued improvement in operating margin as a result of cost-reduction programs put into place throughout 1999. Expense growth of 10% included charges related to the termination of certain contracts and other initiatives at e-Citi. Excluding the results of e-Citi, expense growth for Global Consumer was 7% while income rose 28%.

The Global Consumer business also benefited from stable to improving credit quality across nearly all segments as well as growth in the international segment. Both long-standing and new cross-marketing programs contributed to results in the quarter, including strong individual annuity sales and investment sales globally. Also contributing to growth was Citigroup's worldwide cards business, which includes operations in 47 countries, and which generated income growth of 15% over the prior year period.

Consumer usage of the company's Internet products and services continued to grow during the quarter, bringing the total number of customers accessing Citigroup on-line to over four million worldwide. e-Citi also continued to pioneer innovative delivery methods to reach both new and existing Citigroup customers. In the fast-growing mobile phone market of Poland, Citigroup is testing cell-phone banking, which already has 37,000 customers.

- BANKING/LENDING core income rose 27%, to $610 million, led by the performance of CITIBANKING NORTH AMERICA, where revenue growth of 14%, driven by higher deposit spreads and volumes as well as 54% growth in investment product fees, combined with a 6% expense reduction led to 92% income growth. During the quarter, the business successfully launched Citipro, a consultative sales tool, and continued to license and train salespeople. MORTGAGE BANKING core income increased 3% as the impact of rising rates on the level and mix of originations was offset by the contribution from Source One and higher Student Loan earnings. Core income growth for CARDS rose 8%. U.S. bankcard sales volume growth of 15% and receivables growth of 6%, combined with flat expenses, offset compressed margins. The charge-off rate for U.S. cards continued to improve, at 4.35%. Core income for CITIFINANCIAL increased 58% in the quarter, as receivables rose by 24% and credit quality continued to improve.

- INSURANCE core income increased by 12% to $381 million. Core income for TRAVELERS LIFE AND ANNUITY rose 27%, driven by higher volumes in group and individual annuities and higher net investment income. At PRIMERICA, core income rose 8% with strong mutual funds sales and net investment income partly offset by increased infrastructure investment including international expansion scheduled for later this year. Income at Travelers Property Casualty's PERSONAL LINES fell 10% in the quarter, as higher catastrophe losses offset increased net investment income. Net written premiums decreased as a result of the curtailment of the SECURE product and a mandated rate decrease in New Jersey.

- INTERNATIONAL consumer core income growth accelerated in the quarter, increasing 57% to $335 million. In EUROPE, MIDDLE EAST AND AFRICA, core income rose 48% fueled by investment product sales and loan growth, increases in the cards business across the region, along with controlled expense levels. Core income in ASIA PACIFIC increased 64%, driven by investment product sales and higher cards and deposit volumes, as well as improved credit costs. Revenue and expense growth also reflected the contribution of the Diners Club franchise in Japan, acquired in the quarter. LATIN AMERICA core income rose 52%, driven by improvements at the company's Brazilian credit card affiliate Credicard, stabilizing credit costs in the region, and gain on the sale of the Puerto Rico auto portfolio.

                      GLOBAL CORPORATE AND INVESTMENT BANK
        1st Quarter Core Income: $1.84 Billion, Up 36% From $1.36 Billion
             Revenues Increase 15% to $8.2 Billion From $7.1 Billion

The Global Corporate and Investment Bank posted record earnings in the quarter as a result of the strength of the capital markets worldwide and the enhanced customer service and value provided by the Citibank/SSB organization. The strong platform created by the merger and the business's ability to benefit from market trends was evident in the number of leadership positions earned during the quarter in global underwriting, M&A advisory, foreign exchange and derivatives. The Nikko Salomon Smith Barney joint venture continues to post strong results. During the quarter, the Company increased its ownership in Nikko Securities from 9.5% to approximately 20%, reflecting its commitment to Japan and to its strategic partnership with Nikko. The results of this investment are now reported together with Salomon Smith Barney.

- SALOMON SMITH BARNEY reported a second consecutive quarter of record earnings, with core income rising to $957 million, increasing 48% from the first quarter of 1999, and 44% from the fourth quarter, reflecting continued benefits from the merger and a favorable operating environment. Total revenues exceeded $4 billion, with record revenue from commissions, investment banking and fee-based Private Client revenues. Salomon Smith Barney generated an annualized return on equity, on a legal entity basis, of 41%. The Private Client business performed exceptionally well, with the value of client assets rising 26% to $1.032 trillion, and annualized gross production per financial consultant reaching a record $598,000. Over one million accounts now regularly use Access, Salomon Smith Barney's Web site and on-line trading service. During the quarter, Salomon Smith Barney achieved the #2 ranking in both U.S. and global debt and equity volume. It also topped the league tables in Euro corporate issuance for the quarter and took the #1 position in both Asia and Japan M&A.

- The GLOBAL CORPORATE BANK reported record core income of $643 million, up 24% from the strong 1999 first quarter. Revenues increased 8% to a record $2.4 billion, as 17% revenue growth in transaction services was partially offset by lower trading revenues, primarily in Latin America, which reported exceptional trading results in the 1999 quarter resulting from economic volatility in the region. The business produced its seventh consecutive quarter of declining expense, as lower Year 2000 and EMU-related expenses, the impact of previous restructuring actions, as well as ongoing expense initiatives drove a 2% reduction. During the quarter, the business was recognized as the "Best Emerging Markets Bank" by GLOBAL FINANCE magazine, and the number one derivatives dealer by INSTITUTIONAL Investor.

- TRAVELERS PROPERTY CASUALTY COMMERCIAL LINES core income rose 27% based on higher net investment income, and a firming pricing environment. In addition, the business experienced increased favorable prior-year reserve development and lower weather-related costs.

                GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
         1st Quarter Core Income: $172 Million, Up 26% From $137 Million
             Revenues Increase 26% to $790 Million From $629 Million

The Global Investment Management and Private Banking business continues to strengthen its organization and position itself to capture significant asset flows. The business segment reported strong growth in revenue and core income from both the Private Bank and Asset Management. The Group continued to build its position in Retirement Services, increasing its ownership in Garante in Mexico and announcing its intention to acquire the remaining 50% of Siembra in Argentina, and launched the CitiStreet joint venture on April 1, 2000.

- ASSET MANAGEMENT core income rose 13% over the prior year period to $90 million with an 11% increase in assets under management and a 21% rise in revenues. This growth was offset by higher costs associated with building the business's global sales and marketing capabilities and continued investment in research, quantitative and technology expertise, as well as higher expenses associated with the Garante acquisition.

     Institutional client assets rose 7% to $151 billion aided by cross-selling efforts including $4 billion in client assets raised through the Global Corporate and Investment Bank channel. Sales of the Group's long-term mutual funds and managed account products through the SSB retail sales channel rose 22% to $4.7 billon although market share declined to 29%, the result of a mix shift towards sector-based funds, which were introduced later in the quarter. In addition, Primerica sold $465 million of the Group's U.S. mutual and money funds in the quarter, representing 48% of Primerica's sales. The Group sold $684 million of mutual and money funds through the Citibank consumer bank in Europe for the quarter and $347 million of mutual and money funds through the Citibank consumer bank and non-proprietary channels in Japan.

- Core income for the PRIVATE BANK rose 44% to $82 million in the quarter. Revenues increased 32%, driven by higher investment product sales and increased banking and lending activity across all regions, which more than offset higher costs primarily associated with sales force expansion and technology investments. Client business volumes, which comprise loans, deposits and client assets under fee-based management and custody accounts, rose to $144 billion.

                    CORPORATE/OTHER AND INVESTMENT ACTIVITIES

The loss from CORPORATE/OTHER was 67% higher than the prior year period, as increased treasury and technology costs offset reduced corporate staff expenses. The loss also included a $108 million pre-tax contribution of appreciated venture capital securities to the company's Foundation, which had minimal impact on Citigroup's earnings after related tax benefits and investment gains, reflected in Investment Activities.

Income from INVESTMENT ACTIVITIES rose to $634 million, due to strong results from Citigroup's Venture Capital business, and gains on a number of investments in other proprietary investment portfolios, reflecting strong equity markets. These gains were reduced by losses relating to the repositioning of certain securities in the insurance portfolio and writedowns in the refinancing portfolios.

                                      # # #

                           Forward-Looking Statements

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the ability of the Company to expand its insurance presence; and the timely and successful implementation of the Company's internet commerce strategy.

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.


CITIGROUP SEGMENT INCOME                                             FIRST QUARTER              %

(IN MILLIONS OF DOLLARS)                                           2000          1999         Change
GLOBAL CONSUMER
        Citibanking North America                                      $ 138          $ 72            92
        Mortgage Banking                                                  63            61             3
        Cards                                                            297           276             8
        CitiFinancial                                                    112            71            58
    Banking/Lending                                                      610           480            27

        Travelers Life and Annuity                                       187           147            27
        Primerica Financial Services                                     119           110             8
        Personal Lines                                                    75            83           (10)
    Insurance                                                            381           340            12

Total North America                                                      991           820            21

    Europe, Middle East, & Africa                                         99            67            48
    Asia Pacific                                                         166           101            64
    Latin America                                                         70            46            52
Total International                                                      335           214            57

e-Citi                                                                   (93)          (35)         (166)
Other Consumer                                                           (26)          (18)          (44)

TOTAL GLOBAL CONSUMER                                                  1,207           981            23

GLOBAL CORPORATE AND INVESTMENT BANK
Salomon Smith Barney                                                     957           648            48
    Emerging Markets                                                     396           324            22
    Global Relationship Banking                                          247           196            26
Total Global Corporate Bank                                              643           520            24
Commercial Lines Insurance                                               240           189            27
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                             1,840         1,357            36

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
SSB Citi Asset Management Group                                           90            80            13
Private Bank                                                              82            57            44
TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING                   172           137            26

CORPORATE/OTHER                                                         (251)         (150)          (67)

INVESTMENT ACTIVITIES                                                    634            90           604

CORE INCOME                                                            3,602         2,415            49

Restructuring-Related Items -- After Tax (A)                             (12)           74          (116)
Cumulative Effect of Accounting Changes (B)                                -          (127)           NM

NET INCOME                                                            $3,590        $2,362            52

DILUTED EARNINGS PER SHARE:
CORE INCOME                                                            $1.04         $0.69            51
NET INCOME                                                              1.04          0.68            53


(A) The restructuring-related items in the 2000 first quarter included $12 million of accelerated depreciation. The 1999 first quarter included a credit for reversal of prior charges of $125 million and $51 million of accelerated depreciation.

(B) Refers to adoption of Statement of Position "SOP" 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

NM    Not meaningful.

                                      # # #

CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT


                                                                                                      PAGE NUMBER
                                                                                                   ------------------
      CITIGROUP CONSOLIDATED
            Financial Summary                                                                              1
            Segment Net Revenues                                                                           2
            Segment Core Income                                                                            3

      Segment Detail
            GLOBAL CONSUMER:
               BANKING / LENDING
               Citibanking North America                                                                   4
               Mortgage Banking                                                                            5
               Cards                                                                                       6
               CitiFinancial                                                                               7
               INSURANCE
               Travelers Life & Annuity                                                                  8 & 9
               Primerica Financial Services                                                               10
               Travelers Property Casualty - Personal Lines                                               11
               INTERNATIONAL
               Europe, Middle East & Africa                                                               12
               Asia Pacific                                                                               13
               Latin America                                                                              14
               E-CITI                                                                                     15
               OTHER CONSUMER                                                                             15
            GLOBAL CORPORATE AND INVESTMENT BANK:
               Salomon Smith Barney                                                                     16 & 17
               Total Global Corporate Bank                                                                18
               Emerging Markets                                                                           18
               Global Relationship Banking                                                                18
               Travelers Property Casualty - Commercial Lines                                             19
            GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
               SSB Citi Asset Management Group                                                            20
               Global Private Bank                                                                        21
            INVESTMENT ACTIVITIES                                                                         22

      CITIGROUP SUPPLEMENTAL DETAIL
            Consolidated Statement of Income                                                              23
            Earnings Analysis - Managed Basis                                                             24
            Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                               25
            Details of Credit Loss Experience                                                             26
            Cash Basis & Renegotiated Loans, Other Real Estate Owned and Assets Pending Disposition       27
            Managed Assets and Insurance Investments                                                      28
            Insurance Investment Portfolio                                                                28

      CITICORP SUPPLEMENTAL DATA                                                                          29


CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

CITIGROUP, THE MOST GLOBAL FINANCIAL SERVICES COMPANY, PROVIDES SOME 100 MILLION CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS IN OVER 100 COUNTRIES WITH A BROAD RANGE OF FINANCIAL PRODUCTS AND SERVICES.


                                                                                                                     1Q 2000 VS.
                                                                  1Q        2Q        3Q       4Q         1Q       1Q 1999 INCREASE/
                                                                 1999      1999      1999     1999       2000          (DECREASE)
                                                               --------  --------  --------  --------   --------   -----------------
Core Income                                                    $ 2,415   $ 2,477   $ 2,450   $ 2,605   $ 3,602     49%
Restructuring  - Related Items                                      74       (29)      (15)       17       (12)
Cumulative Effect of Accounting Changes                           (127)        -         -         -         -
                                                               -------   -------   -------   -------   -------
NET INCOME                                                     $ 2,362   $ 2,448   $ 2,435   $ 2,622   $ 3,590     52%
                                                               =======   =======   =======   =======   =======

BASIC EARNINGS PER SHARE:
CORE INCOME                                                    $  0.71   $  0.73   $  0.72   $  0.77   $  1.07     51%
                                                               =======   =======   =======   =======   =======
NET INCOME                                                     $  0.70   $  0.72   $  0.72   $  0.78   $  1.07     53%
                                                               =======   =======   =======   =======   =======

WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO BASIC EPS                                   3,340.2   3,332.7   3,332.0   3,330.9   3,331.6
                                                               =======   =======   =======   =======   =======

PREFERRED DIVIDENDS - BASIC                                    $    40   $    38   $    38   $    33   $    30
                                                               =======   =======   =======   =======   =======

DILUTED EARNINGS PER SHARE:
CORE INCOME                                                    $  0.69   $  0.71   $  0.70   $  0.75   $  1.04     51%
                                                               =======   =======   =======   =======   =======
NET INCOME                                                     $  0.68   $  0.70   $  0.70   $  0.75   $  1.04     53%
                                                               =======   =======   =======   =======   =======

CORE DILUTED EARNINGS PER SHARE EXCLUDING
      GOODWILL AMORTIZATION                                    $  0.70   $  0.72   $  0.71   $  0.76   $  1.05     50%
                                                               =======   =======   =======   =======   =======

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO DILUTED EPS                                 3,440.0   3,450.3   3,440.2   3,443.6   3,435.7
                                                               =======   =======   =======   =======   =======

PREFERRED DIVIDENDS - DILUTED                                  $    37   $    35   $    34   $    33   $    30
                                                               =======   =======   =======   =======   =======

COMMON SHARES OUTSTANDING, AT PERIOD END                       3,380.3   3,376.7   3,366.8   3,367.5   3,370.6
                                                               =======   =======   =======   =======   =======

TIER 1 CAPITAL RATIO *                                            8.86%     9.37%     9.59%     9.65%      9.7% **
                                                               =======   =======   =======   =======   =======
TOTAL CAPITAL RATIO *                                            11.54%    12.07%    12.28%    12.33%     12.4% **
                                                               =======   =======   =======   =======   =======
LEVERAGE RATIO *                                                  6.24%     6.38%     6.62%     6.80%      6.7% **

TOTAL ASSETS, AT PERIOD END (IN BILLIONS) *                    $ 690.5   $ 689.1   $ 686.8   $ 715.7   $   739  **
                                                               =======   =======   =======   =======   =======
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS) *            $  43.8   $  44.9   $  46.3   $  48.9   $  50.3  **
                                                               =======   =======   =======   =======   =======

BOOK VALUE PER SHARE, AT PERIOD END *                          $ 12.35   $ 12.68   $ 13.14   $ 13.95   $ 14.40  **
                                                               =======   =======   =======   =======   =======

RETURN ON COMMON EQUITY (NET INCOME) *                            23.1%     22.9%     22.0%     22.8%     29.8% **
                                                               =======   =======   =======   =======   =======
RETURN ON COMMON EQUITY (CORE INCOME) *                           23.6%     23.2%     22.1%     22.6%     29.9% **
                                                               =======   =======   =======   =======   =======

* Restated to reflect the conversion of Nikko debt securities to equity securities.
** Preliminary

CITIGROUP -- SEGMENT NET REVENUES
(In millions of dollars)


                                                                                                                    1Q 2000 VS.
                                                               1Q         2Q        3Q         4Q         1Q      1Q 1999 INCREASE/
                                                              1999       1999      1999       1999       2000       (DECREASE)
                                                            --------   --------  --------   --------   --------   -----------------
GLOBAL CONSUMER:
BANKING / LENDING
     Citibanking North America                              $    505   $    517  $    526   $    557   $    576         14%
     Mortgage Banking                                            171        183       199        196        204         19%
     Cards                                                     1,976      1,991     1,986      2,052      1,996          1%
     CitiFinancial                                               361        396       421        441        462         28%
                                                            --------  --------   --------   --------   --------
        Total Banking / Lending                                3,013      3,087     3,132      3,246      3,238          7%

INSURANCE
     Travelers Life and Annuity                                  771        867       869        887      1,010         31%
     Primerica Financial Services                                432        443       444        456        472          9%
     Personal Lines                                              983      1,005     1,018      1,037      1,027          4%
                                                            --------   --------  --------   --------   --------
        Total Insurance                                        2,186      2,315     2,331      2,380      2,509         15%

INTERNATIONAL
     Europe, Middle East and Africa                              561        563       607        597        593          6%
     Asia Pacific                                                519        544       581        607        683         32%
     Latin America                                               464        497       502        512        520         12%
                                                            --------   --------  --------   --------   --------
        Total International                                    1,544      1,604     1,690      1,716      1,796         16%

e-CITI                                                            54         55        57         67         82         52%

OTHER                                                             31         24        15          -         10        (68%)
                                                            --------   --------  --------   --------   --------
     TOTAL GLOBAL CONSUMER                                     6,828      7,085     7,225      7,409      7,635         12%
                                                            --------   --------  --------   --------   --------

GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                           3,341      3,269     2,791      3,279      4,186         25%

GLOBAL CORPORATE BANK
     Emerging Markets                                          1,143      1,095     1,054      1,049      1,240          8%
     Global Relationship Banking                               1,090      1,008       985      1,000      1,168          7%
                                                            --------   --------  --------   --------   --------
        Total Global Corporate Bank                            2,233      2,103     2,039      2,049      2,408          8%

Commercial Lines                                               1,534      1,558     1,578      1,595      1,568          2%
                                                            --------   --------  --------   --------   --------
     TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                7,108      6,930     6,408      6,923      8,162         15%
                                                            --------   --------  --------   --------   --------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group                                  355        359       369        408        428         21%
Global Private Bank                                              274        300       304        331        362         32%
                                                            --------   --------  --------   --------   --------
     TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING        629        659       673        739        790         26%
                                                            --------   --------  --------   --------   --------

CORPORATE / OTHER                                                (60)         6       (44)      (102)       (99)        65%
                                                            --------   --------  --------   --------   --------

INVESTMENT ACTIVITIES                                            153        270       311        356      1,015        563%
                                                            --------   --------  --------   --------   --------

TOTAL ADJUSTED NET REVENUES                                 $ 14,658   $ 14,950  $ 14,573   $ 15,325   $ 17,503         19%
                                                            --------   --------  --------   --------   --------


CITIGROUP -- SEGMENT CORE INCOME
(In millions of dollars)


                                                                                                                      1Q 2000 VS.
                                                               1Q        2Q         3Q         4Q        1Q        1Q 1999 INCREASE/
                                                              1999      1999       1999       1999      2000          (DECREASE)
                                                            -------    -------    -------    -------    -------    -----------------
GLOBAL CONSUMER:
BANKING / LENDING
     Citibanking North America                              $    72    $   104    $   110    $   121    $   138         92%
     Mortgage Banking                                            61         53         60         57         63          3%
     Cards                                                      276        275        297        325        297          8%
     CitiFinancial                                               71         78        135        108        112         58%
                                                            -------    -------    -------    -------    -------
        Total Banking / Lending                                 480        510        602        611        610         27%

INSURANCE
     Travelers Life and Annuity                                 147        173        168        135        187         27%
     Primerica Financial Services                               110        113        114        115        119          8%
     Personal Lines                                              83         79         23         94         75        (10%)
                                                            -------    -------    -------    -------    -------
        Total Insurance                                         340        365        305        344        381         12%

INTERNATIONAL
     Europe, Middle East and Africa                              67         73         98         83         99         48%
     Asia Pacific                                               101        107        117        118        166         64%
     Latin America                                               46         41         54         81         70         52%
                                                            -------    -------    -------    -------    -------
        Total International                                     214        221        269        282        335         57%

e-CITI                                                          (35)       (41)       (49)       (47)       (93)      (166%)

OTHER                                                           (18)       (24)       (12)       (23)       (26)       (44%)
                                                            -------    -------    -------    -------    -------
     TOTAL GLOBAL CONSUMER                                      981      1,031      1,115      1,167      1,207         23%
                                                            -------    -------    -------    -------    -------

GLOBAL CORPORATE AND INVESTMENT BANK:
Salomon Smith Barney                                            648        610        432        664        957         48%

GLOBAL CORPORATE BANK
     Emerging Markets                                           324        295        311        267        396         22%
     Global Relationship Banking                                196        153        147        167        247         26%
                                                            -------    -------    -------    -------    -------
        Total Global Corporate Bank                             520        448        458        434        643         24%

Commercial Lines                                                189        201        255        200        240         27%
                                                            -------    -------    -------    -------    -------
     TOTAL GLOBAL CORPORATE AND INVESTMENT BANK               1,357      1,259      1,145      1,298      1,840         36%
                                                            -------    -------    -------    -------    -------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
SSB Citi Asset Management Group                                  80         84         82         77         90         13%
Global Private Bank                                              57         73         73         76         82         44%
                                                            -------    -------    -------    -------    -------
     TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING       137        157        155        153        172         26%
                                                            -------    -------    -------    -------    -------

CORPORATE / OTHER                                              (150)      (133)      (159)      (226)      (251)       (67%)
                                                            -------    -------    -------    -------    -------

INVESTMENT ACTIVITIES                                            90        163        194        213        634        604%
                                                            -------    -------    -------    -------    -------

TOTAL CORE INCOME                                           $ 2,415    $ 2,477    $ 2,450    $ 2,605    $ 3,602         49%
                                                            -------    -------    -------    -------    -------


GLOBAL CONSUMER - BANKING/LENDING
CITIBANKING NORTH AMERICA
(In millions of dollars)


                                                                                                                    1Q 2000 VS.
                                                                  1Q        2Q        3Q        4Q       1Q       1Q 1999 INCREASE/
                                                                 1999      1999      1999      1999     2000        (DECREASE)
                                                                ------    ------    ------    ------    ------    -----------------
Total Revenues, Net of Interest Expense                         $  505    $  517    $  526    $  557    $  576        14%
Adjusted Operating Expenses                                        357       322       327       338       335        (6%)
Provision for Loan Losses                                           23        15        11        15         9       (61%)
                                                                ------    ------    ------    ------    ------
Core Income Before Taxes                                           125       180       188       204       232        86%
Income Taxes                                                        53        76        78        83        94        77%
                                                                ------    ------    ------    ------    ------
Core Income                                                     $   72    $  104    $  110    $  121    $  138        92%
                                                                ======    ======    ======    ======    ======

Average Assets (in billions of dollars)                         $   10    $   10    $    9    $    9    $    9       (10%)
                                                                ======    ======    ======    ======    ======
Return on Assets                                                  2.92%     4.17%     4.85%     5.33%     6.17%
                                                                ======    ======    ======    ======    ======

Average Loans (in billions of dollars)                          $  7.7    $  7.7    $  7.5    $  7.4    $  7.3        (5%)
Average Customer Deposits (in billions of dollars)              $ 41.6    $ 42.2    $ 42.2    $ 42.4    $ 43.5         5%
EOP Accounts (in millions)                                         5.9       6.0       6.2       6.3       6.3         7%

Non-Interest Revenue as % of Total Revenues                       26.6%     26.6%     25.3%     25.9%     27.4%

Net Credit Loss Ratio                                             1.27%     1.20%     1.03%     1.23%     0.96%

Loans 90+Days Past Due:
     In millions of dollars                                     $  103    $   92    $   64    $   55    $   48       (53%)
     %                                                            1.34%     1.20%     0.87%     0.75%     0.66%
Mutual Fund / UIT Sales at NAV (in millions of dollars)         $  902    $  904    $  700    $  886    $1,399        55%
Variable Annuity Premiums & Deposits (in millions of dollars)   $  127    $  210    $  169    $  233    $  302       138%

Branches                                                           380       372       373       371       371        (2%)
ATM-only locations                                                  69        53        54        52        54       (22%)
Proprietary ATMs                                                 2,163     2,063     2,050     2,050     2,050        (5%)


GLOBAL CONSUMER - BANKING/LENDING
MORTGAGE BANKING (1)
(In millions of dollars)


                                                                                                               1Q 2000 VS.
                                                            1Q         2Q        3Q         4Q       1Q     1Q 1999 INCREASE/
                                                           1999       1999      1999       1999     2000      (DECREASE)
                                                        ---------    -------    -----     ------   ------   -----------------
Total Revenues, Net of Interest Expense                 $     171    $   183    $ 199     $  196   $  204           19%
Adjusted Operating Expenses                                    59         82       90         89       88           49%
Provision for Loan Losses                                       3          5        2          7        5           67%
                                                        ---------    -------    -----     ------   ------
Core Income Before Taxes and Minority Interest                109         96      107        100      111            2%
Income Taxes                                                   43         38       43         38       43            -
Minority Interest, Net of Tax                                   5          5        4          5        5            -
                                                        ---------    -------    -----     ------   ------
Core Income                                             $      61    $    53    $  60     $   57   $   63            3%
                                                        =========    =======    =====     ======   ======

Average Assets (in billions of dollars)                 $      28    $    29    $  29     $   31   $   33           18%
                                                        =========    =======    =====     ======   ======
Return on Assets                                             0.88%      0.73%    0.82%      0.73%    0.77%
                                                        =========    =======    =====     ======   ======
EOP ACCOUNTS OWNED AND SERVICED:
Student Loans                                                 2.2        2.3      2.5        2.7      2.8           27%
Mortgages                                                     0.5        0.6      0.6        0.6      0.6           20%
Consumer Finance                                              0.1        0.1      0.1        0.1      0.1            -
                                                        ---------    -------    -----     ------   ------
     Total                                                    2.8        3.0      3.2        3.4      3.5           25%
                                                        =========    =======    =====     ======   ======

TOTAL SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
Mortgages (2)                                           $    16.4    $  17.0  $  17.2     $ 17.6   $ 18.9           15%
Student Loans                                                 9.2        9.2      9.3       10.6     11.6           26%
Consumer Finance                                              1.0        1.1      0.6        0.4      0.4          (60%)
                                                        ---------    -------    -----     ------   ------
     Average Loans                                           26.6       27.3     27.1       28.6     30.9           16%
Other Serviced Loans                                         40.5       46.4     51.0       52.5     54.1           34%
                                                        ---------    -------    -----     ------   ------
     Total                                              $    67.1    $  73.7  $  78.1     $ 81.1   $ 85.0           27%
                                                        =========    =======    =====     ======   ======

Mortgage Originations (in billions of dollars)          $     3.8    $   4.9  $   4.7     $  4.9   $  3.4         (11%)
Student Loan Originations                               $     0.7    $   0.3  $   0.7     $  0.6   $  1.0          43%
Consumer Finance Originations                           $     0.2    $   0.3  $   0.2     $  0.2   $  0.2           -


Net Credit Loss Ratio                                        0.20%      0.17%    0.12%      0.15%    0.14%

Loans 90+ Days Past Due:
     In millions of dollars                             $     610   $    575  $   629     $  696   $  719           18%
     %                                                       2.29%      2.09%    2.28%      2.31%    2.29%


(1) Includes Student Loans.
(2) Includes loans held for sale.

GLOBAL CONSUMER - BANKING/LENDING
CARDS (1)
(In millions of dollars)


                                                                                                                    1Q 2000 VS.
                                                      1Q            2Q          3Q          4Q           1Q       1Q 1999 INCREASE/
                                                     1999          1999        1999         1999        2000        (DECREASE)
                                                   ---------    ---------    ---------    ---------    ---------  ------------------
Adjusted Revenues, Net of Interest Expense         $   1,976    $   1,991    $   1,986    $   2,052    $   1,996          1%
Adjusted Operating Expenses                              724          725          708          734          727          -
Adjusted Provision for Loan Losses (2)                   818          832          804          805          799         (2%)
                                                   ---------    ---------    ---------    ---------    ---------
Core Income Before Taxes                                 434          434          474          513          470          8%
Income Taxes                                             158          159          177          188          173          9%
                                                   ---------    ---------    ---------    ---------    ---------
Core Income                                        $     276    $     275    $     297    $     325    $     297          8%
                                                   =========    =========    =========    =========    =========

Managed Average Assets (in billions of dollars)    $      73    $      75    $      76    $      76    $      78          7%
                                                   =========    =========    =========    =========    =========
Return on Managed Assets                                1.53%        1.47%        1.55%        1.70%        1.53%
                                                   =========    =========    =========    =========    =========

U.S. BANKCARDS DATA :
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (3)  $   1,499    $   1,451    $   1,470    $   1,480    $   1,460         (3%)
% of Average Managed Loans                              9.02%        8.37%        8.37%        8.37%        8.12%

Risk Adjusted Margin (in millions of dollars) (4)  $   1,067    $   1,070    $   1,097    $   1,160    $   1,101          3%
% of Average Managed Loans                              6.42%        6.18%        6.24%        6.57%        6.13%

Adjusted Operating Expenses as % of Average
  Managed Loans                                         3.81%        3.68%        3.54%        3.69%        3.57%

End of Period Managed Receivables                  $    69.4    $    70.3    $    70.7    $    74.2    $    73.3          6%
Total EOP Open Accounts (in millions)                   41.4         41.1         40.6         40.6         40.8         (1%)
Total Sales                                        $    36.8    $    40.8    $    40.9    $    43.8    $    42.3         15%

END OF PERIOD LOANS:
     On Balance Sheet                              $    19.4    $    20.0    $    19.1    $    22.7    $    23.0         19%
     Securitized                                        46.7         47.4         48.5         49.0         48.0          3%
     Held for Sale                                       2.9          2.8          2.5          2.0          2.0        (31%)
                                                   ---------    ---------    ---------    ---------    ---------
        Total                                      $    69.0    $    70.2    $    70.1    $    73.7    $    73.0          6%
                                                   =========    =========    =========    =========    =========

AVERAGE LOANS:
     On Balance Sheet                              $    20.2    $    20.0    $    19.3    $    19.5    $    22.1          9%
     Securitized                                        44.3         46.7         47.9         48.6         48.2          9%
     Held for Sale                                       2.9          2.8          2.5          2.0          2.0        (31%)
                                                   ---------    ---------    ---------    ---------    ---------
        Total                                      $    67.4    $    69.5    $    69.7    $    70.1    $    72.3          7%
                                                   =========    =========    =========    =========    =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     On Balance Sheet                              $     196    $     233    $     221    $     224    $     263         34%
     Securitized                                         556          541          525          537          499        (10%)
     Held for Sale                                        32           29           27           22           20        (38%)
                                                   ---------    ---------    ---------    ---------    ---------
        Total                                      $     784    $     803    $     773    $     783    $     782          -
                                                   =========    =========    =========    =========    =========

Coincident Net Credit Loss Ratio                        4.72%        4.63%        4.40%        4.43%        4.35%
12 Month Lagged Net Credit Loss Ratio (5)               5.34%        5.12%        4.77%        4.59%        4.36%

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                        $   1,007    $     954    $     995    $   1,061    $   1,058          5%
     %                                                  1.46%        1.36%        1.42%        1.44%        1.45%


(1) Includes U.S. Bankcards, North America Diners Club, and Canada bankcards.
(2) On a managed basis.
(3) Includes delinquency and other risk-based charges.
(4) Risk Adjusted Margin is adjusted revenues less net credit losses.
(5) Adjusted for acquisitions.

GLOBAL CONSUMER - BANKING/LENDING
CITIFINANCIAL
(In millions of dollars)


                                                                                                                      1Q 2000 VS.
                                                        1Q            2Q           3Q          4Q            1Q    1Q 1999 INCREASE/
                                                       1999          1999         1999        1999          2000       (DECREASE)
                                                    ----------    ----------   ----------   ----------   ----------  --------------
Total Revenues, Net of Interest Expense*            $      361    $      396   $      421   $      441   $      462      28%
Adjusted Operating Expenses                                144           154          133          186          188      31%
Provision for Benefits, Claims, and Credit Losses          104           117           77           87           97      (7%)
                                                    ----------    ----------   ----------   ----------   ----------
Core Income Before Taxes                                   113           125          211          168          177      57%
Income Taxes                                                42            47           76           60           65      55%
                                                    ----------    ----------   ----------   ----------   ----------
Core Income                                         $       71    $       78   $      135   $      108   $      112      58%
                                                    ==========    ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)             $       14    $       15   $       16   $       18   $       18      29%
                                                    ==========    ==========   ==========   ==========   ==========
Return on Assets                                          2.06%         2.09%        3.35%        2.38%        2.50%
                                                    ==========    ==========   ==========   ==========   ==========

NET RECEIVABLES:
     Real estate-secured loans (1)                  $  7,179.5    $  7,699.2   $  8,439.6   $  9,031.6   $  9,354.6      30%
     Personal loans (2)                                4,647.2       4,886.2      5,102.5      5,319.7      5,408.3      16%
     Sales finance and other                           1,033.8       1,032.1      1,069.7      1,152.0      1,232.5      19%
                                                    ----------    ----------   ----------   ----------   ----------
        Consumer finance receivables,
              net of unearned finance charges         12,860.5      13,617.5     14,611.8     15,503.3     15,995.4      24%
     Accrued interest receivable                          99.3         106.5        121.7        133.2        126.5      27%
     Allowance for credit losses                        (388.7)       (436.4)      (424.1)      (407.8)      (423.4)      9%
                                                    ----------    ----------   ----------   ----------   ----------
        Consumer finance receivables, net           $ 12,571.1    $ 13,287.6   $ 14,309.4   $ 15,228.7   $ 15,698.5      25%
                                                    ==========    ==========   ==========   ==========   ==========

Number of offices                                        1,143         1,177        1,173        1,174        1,182       3%

Average yield                                            14.38%        14.48%       14.58%       14.35%       14.13%
Average net interest margin                               8.42%         8.58%        8.56%        8.30%        8.04%
Net credit loss ratio (3)                                 2.38%         2.14%        2.00%        2.19%        1.92%
Reserves as % of net receivables                          3.02%         3.20%        2.90%        2.63%        2.65%

Loans 90+ Days Past Due:
     In millions of dollars (3)                            183           172          186          203          216      18%
     %                                                    1.42%         1.26%        1.27%        1.31%        1.33%

(1) Includes fully secured $.M.A.R.T. receivables,
     as follows:                                    $  2,817.6    $  3,117.4   $  3,415.7   $  3,766.0   $  4,106.1      46%
(2) Includes $.A.F.E. and partially secured
    $.M.A.R.T. receivables, as follows:             $    337.9    $    334.2   $    331.2   $    329.6   $    319.1      (6%)
(3) Includes loans held for sale


* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE
TRAVELERS LIFE AND ANNUITY - PAGE 1
(In millions of dollars)


                                                                                                                    1Q 2000 VS.
                                                            1Q           2Q        3Q          4Q         1Q      1Q 1999 INCREASE/
                                                           1999         1999      1999        1999       2000       (DECREASE)
                                                        ---------   ---------  ---------   ---------   ---------  -----------------
REVENUES, NET OF INTEREST EXPENSE *                     $     771   $     867  $     869   $     887   $   1,010       31%

CORE INCOME                                             $     147   $     173  $     168   $     135   $     187       27%

PRE-TAX CONTRIBUTION BY SOURCE:

Individual annuities                                    $    88.4   $   105.5  $     93.0  $    86.1   $   107.8       22%
Group annuities                                              59.9        77.3        77.1       65.2        92.1       54%
Life and long term care insurance                            39.8        50.5        43.9       39.8        59.4       49%
Other (includes run-off and return on excess capital)        33.0        28.8        39.3       17.4        20.3      (38%)
                                                        ---------   ---------  ---------   ---------   ---------
        Total                                           $   221.1   $   262.1  $    253.3  $   208.5   $   279.6       26%
                                                        =========   =========  =========   =========   =========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
     Fixed                                              $   194.2   $   249.7  $    271.0  $   292.6   $   293.5       51%
     Variable                                               975.7     1,048.3     1,089.8    1,151.3     1,245.0       28%
     Individual Payout                                       20.6        15.9        20.9       21.4        20.5        -
                                                        ---------   ---------  ---------   ---------   ---------
        Total                                           $ 1,190.5   $ 1,313.9  $  1,381.7  $ 1,465.3   $ 1,559.0       31%
                                                        =========   =========  =========   =========   =========

Policyholder account balances & benefit reserves: (1)
     Fixed                                              $ 7,839.3   $ 7,874.2  $  7,958.5  $ 7,993.6   $ 7,911.3        1%
     Variable                                            14,172.9    15,770.8    15,897.0   19,310.6    21,072.7       49%
     Individual Payout                                      599.6       604.4       611.8      617.3       619.6        3%
                                                        ---------   ---------  ---------   ---------   ---------
        Total                                           $22,611.8   $24,249.4  $24,467.3   $27,921.5   $29,603.6       31%
                                                        =========   =========  =========   =========   =========

GROUP ANNUITIES:
Net written premiums & deposits (2)                     $ 1,859.6   $ 1,609.2  $ 1,212.3   $   937.5   $ 1,456.9      (22%)
Policyholder account balances & benefit reserves: (1)
     GICs and other investment contracts                $ 9,766.4   $10,982.9  $10,917.7   $10,753.8   $11,087.0       14%
     Payout group annuities                               4,175.1     4,236.9    4,284.9     4,362.7     4,514.9        8%
                                                        ---------   ---------  ---------   ---------   ---------
        Total                                           $13,941.5   $15,219.8  $15,202.6   $15,116.5   $15,601.9       12%
                                                        =========   =========  =========   =========   =========



(1)   Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $24.0 in the first quarter of 2000 and $23.2, $416.0, $70.0 and $71.0 in the 1999 first, second, third and fourth quarters, related to Travelers plans previously managed externally.

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE
TRAVELERS LIFE AND ANNUITY - PAGE 2
(In millions of dollars)


                                                                                                                 1Q 2000 VS.
                                                      1Q          2Q          3Q          4Q          1Q      1Q 1999 INCREASE/
                                                     1999        1999        1999        1999        2000        (DECREASE)
                                                   ---------   ---------   ---------   ---------   ---------  -----------------
INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
     Direct periodic premiums and deposits         $    84.5   $    86.7   $    88.3   $   149.2   $   116.7         38%
     Single premium deposits                            16.2        20.8        17.2        30.0        18.3         13%
     Reinsurance                                       (16.8)      (17.8)      (17.9)      (18.5)      (19.1)        14%
                                                   ---------   ---------   ---------   ---------   ---------
        Total                                      $    83.9   $    89.7   $    87.6   $   160.7   $   115.9         38%
                                                   =========   =========   =========   =========   =========

Policyholder account balances & benefit reserves   $ 2,468.3   $ 2,511.0   $ 2,535.3   $ 2,682.0   $ 2,755.3         12%

Life insurance in force (in billions, face amt.)   $    56.6   $    57.7   $    58.4   $    60.6   $    61.7          9%

Life insurance issued (in billions, face amt.)     $     2.5   $     2.4   $     2.0   $     3.8   $     2.7          8%

INDIVIDUAL LONG TERM CARE INSURANCE:
Number of policies in force (000)                      125.9       129.2       132.5       136.2       139.5         11%
Net earned premiums                                $    55.2   $    56.5   $    58.2   $    60.1   $    61.7         12%
Net written premiums                               $    52.6   $    59.8   $    59.5   $    67.8   $    59.1         12%

ALL BUSINESSES:
Net investment income (pretax)                     $   525.4   $   578.8   $   593.2   $   579.1   $   594.9         13%
Interest credited to contractholders               $   225.7   $   230.9   $   239.0   $   241.4   $   244.7          8%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                 $ 4,955.9   $ 4,976.9   $ 5,010.2   $ 5,027.3   $ 5,011.2          1%
     Surplus to liabilities ratio                       19.8%       19.5%       20.2%       21.2%       20.5%



GLOBAL CONSUMER - INSURANCE
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)


                                                                                                                      1Q 2000 VS.
                                                         1Q           2Q           3Q          4Q          1Q      1Q 1999 INCREASE/
                                                        1999         1999         1999        1999        2000        (DECREASE)
                                                     ----------   ----------   ----------  ----------  ----------  -----------------
REVENUES, NET OF INTEREST EXPENSE *                  $      432   $      443   $      444  $      456  $      472          9%

CORE INCOME
     Life insurance                                  $       86   $       89   $       88  $       84  $       87          1%
     Other financial products                                24           24           26          31          32         33%
                                                     ----------   ----------   ----------  ----------  ----------
        Total core income                            $      110   $      113   $      114  $      115  $      119          8%
                                                     ==========   ==========   ==========  ==========  ==========

LIFE INSURANCE
Face value (in billions) of:
  Life insurance issued                              $     13.6   $     15.5   $     12.4  $     14.7  $     15.0         10%
  Life insurance in force                            $    386.3   $    391.7   $    392.8  $    394.9  $    397.8          3%

Annualized issued premiums                           $     42.4   $     48.4   $     39.3  $     43.4  $     44.1          4%
Direct premiums                                      $    315.2   $    321.0   $    320.5  $    322.9  $    324.5          3%
Earned premiums                                      $    267.1   $    268.6   $    264.8  $    270.8  $    270.6          1%

OTHER PRODUCTS
Mutual fund sales at NAV:
     Proprietary                                     $    407.7   $    453.1   $    393.7  $    389.3  $    465.0         14%
     Other funds                                          233.5        277.3        257.6       307.6       497.1        113%
                                                     ----------   ----------   ----------  ----------  ----------
        Total U.S. mutual fund sales                      641.2        730.4        651.3       696.9       962.1         50%
     Mutual fund sales - Canada                           143.2         76.2         86.1        98.2       228.8         60%
                                                     ----------   ----------   ----------  ----------  ----------
        Total mutual fund sales                      $    784.4   $    806.6   $    737.4  $    795.1  $  1,190.9         52%
                                                     ==========   ==========   ==========  ==========  ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)   $    419.2   $    492.7   $    488.3  $    519.8  $    492.0         17%

Variable annuity net written premiums and deposits   $    223.4   $    278.6   $    247.6  $    240.5  $    249.9         12%

SECURE net written premiums (2), (3)                 $     57.2   $     62.6   $     58.5  $     46.3  $        -       (100%)

AGENTS LICENSED FOR:
     Life insurance                                      79,738       79,251       77,259      79,809      79,818          0%
     Mutual funds                                        27,129       27,053       26,873      24,566      25,570         (6%)
     $.M.A.R.T. / $.A.F.E. loans                        129,556      118,762      108,377      95,816      93,055        (28%)
     Variable annuities                                  13,816       14,497       16,042      16,424      16,453         19%
     Long term care                                           -            -        3,419       6,540       8,010         NM
     Home & auto insurance                               15,102       14,734       15,425      14,284      13,238        (12%)

Financial Needs Analyses submitted                      142,451      122,958      111,136     113,748     110,900        (22%)


(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.
(2) The SECURE property casualty insurance products are marketed by PFS; the premiums are reflected in the operating earnings of Travelers Property Casualty Corp.
(3) PFS discontinued marketing the SECURE products in November 1999.

* Excludes realized gains on investments

NM Not Meaningful

GLOBAL CONSUMER - INSURANCE
TRAVELERS PROPERTY CASUALTY - PERSONAL LINES
(In millions of dollars)


                                                                                                                   1Q 2000 VS.
                                                        1Q          2Q          3Q           4Q          1Q     1Q 1999 INCREASE/
                                                        1999        1999        1999         1999        2000    (DECREASE)
                                                     -------    --------    --------     --------    --------   -----------------
REVENUES, NET OF INTEREST EXPENSE *                  $   983    $  1,005    $  1,018     $  1,037    $  1,027       4%
CORE INCOME                                          $    83    $     79    $     23     $     94    $     75     (10%)

NET WRITTEN PREMIUMS BY PRODUCT LINE:(1)
Auto                                                 $   619.6  $    597.0  $    581.1   $    571.0  $    583.3    (6%)
Homeowners and other                                     363.8       353.9       370.6        347.8       306.4   (16%)
                                                     ---------  ----------  ----------   ----------  ----------
     Total net written premiums(a)                   $   983.4  $    950.9  $    951.7   $    918.8  $    889.7   (10%)
                                                     =========  ==========  ==========   ==========  ==========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (1)
Independent agents                                   $   791.6  $    750.6  $    743.0   $    721.2  $    710.2   (10%)
Affinity group marketing                                  83.0        84.5        92.1         93.7        97.3    17%
SECURE                                                    57.2        62.6        58.5         46.3        30.8   (46%)
Joint marketing arrangements                              51.6        53.2        58.1         57.6        51.4    --
                                                     ---------  ----------  ----------   ----------  ----------
     Total net written premiums(a)                   $   983.4  $    950.9  $    951.7   $    918.8  $    889.7   (10%)
                                                     =========  ==========  ==========   ==========  ==========

STATUTORY RATIO DEVELOPMENT:

Earned premiums(b)                                   $   892.1  $    905.1  $    915.5   $    921.6  $    910.3     2%

Losses and loss adjustment expenses(c)                   594.3       627.1       702.7        619.8       656.4    10%
Other underwriting expenses(d)                           269.8       242.5       258.7        244.7       239.8   (11%)
                                                     ---------  ----------  ----------   ----------  ----------
     Total deductions                                    864.1       869.6       961.4        864.5       896.2     4%
                                                     ---------  ----------  ----------   ----------  ----------
Statutory underwriting gain/(loss)                   $    28.0  $     35.5  $    (45.9)  $     57.1  $     14.1   (50%)
                                                     =========  ==========  ==========   ==========  ==========

STATUTORY COMBINED RATIO:(1)

Loss and loss adjustment expense ratio(c / b)             66.6%       69.3%       76.8%        67.3%       72.1%
Other underwriting expense ratio(d / a)                   27.4%       25.5%       27.2%        26.6%       27.0%
                                                     ---------  ----------  ----------   ----------  ----------
     Combined ratio                                       94.0%       94.8%      104.0%        93.9%       99.1%
                                                     =========  ==========  ==========   ==========  ==========

Net investment income (pre-tax)                      $    90.4  $     98.8  $    102.0   $    109.0  $    112.6    25%
Effective tax rate on net investment income               27.2%       27.7%       28.4%        28.9%       29.3%
Catastrophe losses, net of reinsurance (after-tax)   $     8.1  $     23.2  $     48.2   $     --    $     30.4   275%


(1) The 1999 first quarter net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $71.7 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 first quarter were 66.6%, 26.6% and 93.2%, respectively.

* Excludes realized gains on investments

GLOBAL CONSUMER - INTERNATIONAL
EUROPE, MIDDLE EAST AND AFRICA
(In millions of dollars)


                                                                                                                     1Q 2000 VS.
                                                         1Q            2Q           3Q           4Q           1Q   1Q 1999 INCREASE/
                                                         1999          1999         1999         1999         2000   (DECREASE)
                                                     --------     ---------     --------     --------     -------- ----------------
Total Revenues, Net of Interest Expense              $    561     $     563     $    607     $    597     $    593       6%
Adjusted Operating Expenses                               374           369          370          388          362      (3%)
Provision for Benefits, Claims, and Credit Losses          80            77           79           76           74      (8%)
                                                     -----------  ------------  -----------  -----------  -----------
Core Income Before Taxes                                  107           117          158          133          157      47%
Income Taxes                                               40            44           60           50           58      45%
                                                     -----------  ------------  -----------  -----------  -----------
Core Income                                          $     67     $      73     $     98     $     83     $     99      48%
                                                     ===========  ============  ===========  ===========  ===========
Average Assets (in billions of dollars)              $     22     $      22     $     23     $     22     $     22     --
                                                     ===========  ============  ===========  ===========  ===========
Return on Assets                                            1.24%         1.33%        1.69%        1.50%        1.81%
                                                     ===========  ============  ===========  ===========  ===========
AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Personal                                             $     10.0   $       9.8   $     10.4   $     10.2   $      9.8    (2%)
Cards                                                       2.1           2.1          2.1          2.2          2.1   --
Mortgages                                                   1.9           1.8          1.9          1.8          1.8    (5%)
Auto                                                        1.5           1.5          1.6          1.6          1.7    13%
Other                                                       1.2           1.2          1.3          1.4          1.4    17%
                                                     -----------  ------------  -----------  -----------  -----------
     Total                                           $     16.7   $      16.4   $     17.3   $     17.2   $     16.8     1%
                                                     ==========   ===========   ==========   ==========   ===========

Average Customer Deposits (in billions of dollars)   $     17.6   $      17.1   $     17.0   $     16.6   $     16.5    (6%)

EOP Accounts (in millions)                                 10.6          10.7         10.9         11.1         11.4     8%
EOP Card Accounts (in millions)                             3.6           3.5          3.5          3.6          3.6   --

Non-Interest Revenue as % of Total Revenues                35.6%         34.8%        36.2%        38.9%        36.7%

Net Credit Loss Ratio                                       1.81%         1.71%        1.60%        1.56%        1.70%

Loans 90+ Days Past Due:
     In millions of dollars                          $    893     $     899     $    953     $    914     $    875      (2%)
     %                                                      5.40%         5.46%        5.45%        5.33%        5.26%
Mutual Fund Sales at NAV (in millions of dollars)    $    820     $   1,212     $    758     $    830     $    949      16%

Branches                                                  471           466          464          466          470     --
ATM-only locations                                         74            78           78           76           79       7%
Proprietary ATMs                                          891           890          893          899          902       1%


GLOBAL CONSUMER - INTERNATIONAL
ASIA PACIFIC
(In millions of dollars)


                                                                                                                      1Q 2000 VS.
                                                     1Q           2Q            3Q            4Q           1Q      1Q 1999 INCREASE/
                                                    1999         1999          1999          1999         2000        (DECREASE)
                                                   --------     ---------     ---------     ---------     ---------   -------------
Total Revenues, Net of Interest Expense            $    519     $     544     $     581     $     607     $     683       32%
Adjusted Operating Expenses                             268           283           316           320           338       26%
Provision for Benefits, Claims, and Credit Losses        88            89            77            99            79      (10%)
                                                   -----------  ------------  ------------  ------------  ------------
Core Income Before Taxes                                163           172           188           188           266       63%
Income Taxes                                             62            65            71            70           100       61%
                                                   -----------  ------------  ------------  ------------  ------------
Core Income                                        $    101     $     107     $     117     $     118     $     166       64%
                                                   ===========  ============  ============  ============  ============
Average Assets (in billions of dollars)            $     29     $      30     $      31     $      32     $      33       14%
                                                   ===========  ============  ============  ============  ============
Return on Assets                                          1.41%         1.43%         1.50%         1.46%         2.02%
                                                   ===========  ============  ============  ============  ============

AVERAGE LOANS (IN BILLIONS OF DOLLARS)

Mortgages                                          $     12.5   $      13.0   $      13.4   $      13.9   $      14.0     12%
Cards                                                     4.5           4.6           4.8           5.0           5.4     20%
Auto                                                      2.1           2.2           2.2           2.2           2.3     10%
Personal                                                  2.1           2.1           2.2           2.3           2.3     10%
Other                                                     0.9           1.0           1.1           1.1           1.1     22%
                                                   -----------  ------------  ------------  ------------  ------------
     Total                                         $     22.1   $      22.9   $      23.7   $      24.5   $      25.1     14%
                                                   ===========  ============  ============  ============  ============

Average Customer Deposits (in billions of dollars) $     39.9   $      40.6   $      42.5   $      45.4   $      46.4     16%

EOP Accounts (in millions)                                8.1           8.6           9.0           9.2          10.0     23%
EOP Card Accounts (in millions)                           4.3           4.4           4.5           4.7           5.3     23%

Non-Interest Revenue as % of Total Revenues              29.8%         31.2%         30.7%         29.9%         36.9%

Net Credit Loss Ratio                                     1.43%         1.33%         1.23%         1.15%         1.19%

Loans 90+ Days Past Due:
     In millions of dollars                        $    513     $     509     $     450     $     453     $     443      (14%)
     %                                                    2.31%         2.17%         1.87%         1.80%         1.73%

Mutual Fund Sales at NAV (in millions of dollars)  $    811     $   1,021     $   1,263     $   1,500     $   2,250      177%


Branches                                                 84            86            89            92            93       11%
ATM-only locations                                       88            90            91           102           104       18%
Proprietary ATMs                                        332           341           344           353           361        9%


GLOBAL CONSUMER - INTERNATIONAL
LATIN AMERICA
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                         1Q           2Q           3Q          4Q           1Q    1Q 1999 INCREASE/
                                                        1999         1999         1999        1999         2000       (DECREASE)
                                                     ---------    ---------     --------    ---------    -------  -----------------
Total Revenues, Net of Interest Expense              $     464    $     497     $    502    $     512    $   520          12%
Adjusted Operating Expenses                                292          300          303          302        323          11%
Provision for Loan Losses                                  101          135          117           94         90         (11%)
                                                     ---------    ---------    ---------    ---------    -------
Core Income Before Taxes                                    71           62           82          116        107          51%
Income Taxes                                                25           21           28           35         37          48%
                                                     ---------    ---------    ---------    ---------    -------
Core Income                                          $      46    $      41     $     54    $      81    $    70          52%
                                                     =========    =========    =========    =========    =======

Average Assets (in billions of dollars)              $      14    $      15     $     14    $      14    $    14          --
                                                     =========    =========    =========    =========    =======
Return on Assets                                          1.33%        1.10%        1.53%        2.30%      2.01%
                                                     =========    =========    =========    =========    =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)

Cards                                                $     2.0    $     2.0     $    2.0    $     2.1    $   2.1           5%
Mortgages                                                  2.0          1.9          1.9          1.9        2.0          --
Auto                                                       1.9          1.7          1.6          1.6        1.4         (26%)
Personal                                                   1.5          1.4          1.3          1.3        1.3         (13%)
Other                                                      0.4          1.0          1.1          1.0        0.8         100%
                                                     ---------    ---------    ---------    ---------    -------
     Total                                           $     7.8    $     8.0     $    7.9    $     7.9    $   7.6          (3%)
                                                     =========    =========    =========    =========    =======

Average Customer Deposits (in billions of dollars)   $    12.8    $    13.8     $   13.6    $    13.6    $  13.7           7%

EOP Accounts (in millions)                                 8.0          7.8          9.0          8.8        9.2          15%
EOP Card Accounts (in millions)                            2.1          2.1          2.8          2.6        2.6          24%

Non-Interest Revenue as % of Total Revenues               30.9%        36.3%        33.3%        34.2%      37.8%

Net Credit Loss Ratio                                     4.74%        6.17%        5.55%        4.71%      4.77%

Loans 90+ Days Past Due:

     In millions of dollars                          $     292    $     346     $    325    $     320    $   333          14%
     %                                                    3.75%        4.32%        4.10%        4.10%      4.58%

Mutual Fund Sales at NAV (in millions of dollars)    $   1,207    $   1,334     $  1,203    $   1,282    $ 1,349          12%


Branches                                                   466          447          450          447        453          (3%)
Consumer Finance Offices                                    43           43          116          116        116         170%
ATM-only locations                                          69           73           84           85         84          22%
Proprietary ATMs                                           398          401          475          487        492          24%


GLOBAL CONSUMER
e-CITI
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                        1Q           2Q           3Q          4Q           1Q    1Q 1999 INCREASE/
                                                       1999         1999         1999        1999         2000       (DECREASE)
                                                     --------     --------      -------     --------     ------- -----------------
Total Revenues, Net of Interest Expense              $  54        $  55         $  57       $  67        $  82            52%
Adjusted Operating Expenses                            112          123           136         144          231           106%
Provision for Loan Losses                                1            1             1           2            3           200%
                                                     --------     --------      -------     --------     -------
Loss Before Tax Benefits                               (59)         (69)          (80)        (79)        (152)         (158%)
Income Tax Benefits                                    (24)         (28)          (31)        (32)         (59)         (146%)
                                                     --------     --------      -------     --------     -------
Loss                                                 $ (35)       $ (41)        $ (49)      $ (47)       $ (93)         (166%)
                                                     ========     ========      =======     ========     =======



GLOBAL CONSUMER
OTHER CONSUMER (1)
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                        1Q           2Q           3Q          4Q           1Q    1Q 1999 INCREASE/
                                                       1999         1999         1999        1999         2000       (DECREASE)
                                                     --------     --------      -------     --------     ------- -----------------
Total Revenues, Net of Interest Expense              $  31        $  24         $  15       $  --        $  10            (68%)
Adjusted Operating Expenses                             56           65            37          34           53             (5%)
                                                     --------     --------      -------     --------     -------
Loss Before Tax Benefits                               (25)         (41)          (22)        (34)         (43)           (72%)
Income Tax Benefits                                     (7)         (17)          (10)        (11)         (17)           143%
                                                     --------     --------      -------     --------     -------
Loss                                                 $ (18)       $ (24)        $ (12)      $ (23)       $ (26)           (44%)
                                                     ========     ========      =======     ========     ========



(1)  Includes unallocated marketing and staff expenses.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY (SEGMENT BASIS)  - PAGE 1
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                       1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                      1999         1999          1999        1999         2000       (DECREASE)
                                                     -------      -------       ------      ------       ------  -----------------
Revenues:
  Commissions                                        $  900       $  903        $  812      $1,015       $1,309           45%
  Asset management and administration fees              377          400           431         430          499           32%
  Investment banking                                    655          762           760         793          905           38%
  Principal transactions                                974          698           328         544          860          (12%)
  Other income                                           65           49            65         105          240          269%
                                                     -------      -------       ------      ------       ------
      Total non-interest revenues                     2,971        2,812         2,396       2,887        3,813           28%
                                                     -------      -------       ------      ------       ------
  Interest and dividends                              2,611        2,864         2,809       2,982        3,326           27%
  Interest expense                                    2,241        2,407         2,414       2,590        2,953           32%
                                                     -------      -------       ------      ------       ------
      Net interest and dividends                        370          457           395         392          373            1%
                                                     -------      -------       ------      ------       ------
        Total revenues, net of interest expense       3,341        3,269         2,791       3,279        4,186           25%
                                                     -------      -------       ------      ------       ------
Non-interest expenses:
  Compensation and benefits                           1,794        1,707         1,556       1,587        2,005           12%
  Communications                                        117          111           123         138          132           13%
  Occupancy and equipment                               106          104           109         109          118           11%
  Floor brokerage and other production                  101          125           113         128          149           48%
  Other operating and administrative expenses           220          261           206         258          260           18%
                                                     -------      -------       ------      ------       ------
        Total non-interest expenses                   2,338        2,308         2,107       2,220        2,664           14%
                                                     -------      -------       ------      ------       ------
Core income before income taxes                       1,003          961           684       1,059        1,522           52%
Provision for income taxes                              355          351           252         395          565           59%
                                                     -------      -------       ------      ------       ------
     Core Income                                     $  648       $  610        $  432      $  664       $  957           48%
                                                     =======      =======       ======      ======       ======
Total equity (in billions of dollars) (1)            $  9.6       $  9.6        $  9.9      $  9.3       $  9.9*           3%
Return on equity (1)                                   31.4%        29.1%         21.4%       31.2%        41.1%
Pre-tax profit margin                                  30.0%        29.4%         24.5%       32.3%        36.4%
Non-compensation expenses as a percent of
   net revenues                                        16.3%        18.4%         19.7%       19.3%        15.7%



(1) Total equity and return on equity (core income) for Salomon Smith Barney are calculated on a legal entity basis.

*    Preliminary.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY - PAGE 2
(In millions of dollars)




                                                                                                                     1Q 2000 VS.
                                                        1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                       1999         1999          1999        1999         2000       (DECREASE)
                                                     ---------    ---------     ---------   ---------    -------- -----------------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
     Financial Consultant (FC) managed accounts      $    18.6    $    20.2     $    21.4   $    27.4    $    31.7        70%
     Consulting Group externally managed assets           73.1         76.8          74.6        83.0         86.7        19%
                                                     ---------    ---------     ---------   ---------    ---------
        Total assets under fee-based management      $    91.7    $    97.0     $    96.0   $   110.4    $   118.4        29%
                                                     =========    =========     =========   =========    =========
Total client assets                                  $   816.0    $   852.1     $   844.6   $   965.0    $ 1,032.2        26%

PRIVATE CLIENT

Registered Financial Consultants                        10,918       11,032        11,086      11,333       11,414         5%
Annualized retail gross production per FC (000)      $     481    $     477     $     465   $     498    $     598        24%
Domestic retail offices                                    457          467           472         476          482         5%

INVESTMENT BANKING AND PUBLIC FINANCE

UNDERWRITING (FULL CREDIT TO BOOK MGR.):

     DEBT AND EQUITY
        Global volume (1)                            $92,794.4    $82,998.5     $79,961.9   $38,197.9    $92,125.5        (1%)
        Global market share                               10.2%         9.9%         10.7%        7.0%         9.3%
        Rank                                                 2            2             2           4            2

        U.S. volume (2)                              $74,545.0    $68,254.7     $59,460.8   $28,273.6    $70,383.0        (6%)
        U.S. market share                                 13.8%        13.8%         13.4%        8.6%        12.6%
        Rank                                                 2            2             2           3            2

     MUNICIPALS
        Volume (3)                                   $ 7,146.4    $ 5,399.7     $ 8,612.2   $ 9,656.6    $ 3,239.9       (55%)
        Market share                                      12.4%         9.6%         15.9%       18.9%        14.6%
        Rank                                                 1            1             1           1            1

CAPITAL MARKETS/RESEARCH
Number of institutional salespeople (4)                    796          830           854         847          847         6%
Number of stocks in which markets are made               1,305        1,296         1,305       1,335        1,416         9%
% of S&P sectors covered by research                        98%          98%           98%         98%          99%




(1) Includes all non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

(3)  Total long term excluding private placement.

(4) Excludes institutional salespeople at Nikko in the 1999 quarters and 2000 first quarter.

GLOBAL CORPORATE AND INVESTMENT BANK
TOTAL GLOBAL CORPORATE BANK
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                       1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                      1999         1999          1999        1999         2000       (DECREASE)
                                                     -------      -------       ------      -------      ------- -----------------
Total Revenues, Net of Interest Expense              $ 2,233      $ 2,103       $ 2,039     $ 2,049      $ 2,408          8%
Adjusted Operating Expenses                            1,291        1,274         1,267       1,264        1,262         (2%)
Provision for Loan Losses                                111          110            37          90          121          9%
                                                     --------     -------       -------     -------      -------
Core Income Before Taxes and Minority Interest           831          719           735         695        1,025          23%
Income Taxes                                             310          269           276         259          380          23%
Minority Interest, Net of Tax                              1            2             1           2            2         100%
                                                     --------     -------       -------     -------      -------
Core Income                                          $   520      $   448       $   458     $   434      $   643          24%
                                                     ========     ========      =======     =======      =======

Average Assets (in billions of dollars)              $   168      $   163       $   156     $   161      $   167         (1%)
                                                     ========     ========      =======     =======      =======
Return on Assets                                       1.26%         1.10%         1.16%       1.07%        1.55%
                                                     ========     ========      =======     =======      =======



GLOBAL CORPORATE BANK
EMERGING MARKETS
(In millions of dollars)


                                                                                                                     1Q 2000 VS.
                                                       1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                      1999         1999          1999        1999         2000       (DECREASE)
                                                     -------      -------       ------      -------      ------- -----------------
Total Revenues, Net of Interest Expense              $ 1,143      $ 1,095       $ 1,054     $ 1,049      $ 1,240         8%
Adjusted Operating Expenses                              507          510           519         528          523         3%
Provision for Loan Losses                                115          110            32          90           84        (27%)
                                                     --------     -------       -------     -------      -------
Core Income Before Taxes and Minority Interest           521          475           503         431          633         21%
Income Taxes                                             196          178           191         162          235         20%
Minority Interest, Net of Tax                              1            2             1           2            2        100%
                                                     --------     -------       -------     -------      -------
Core Income                                          $   324      $   295       $   311     $   267      $   396         22%
                                                     ========     =======       =======     =======      =======

Average Assets (in billions of dollars)              $    81      $    83       $    81     $    81      $    83         2%
                                                     ========     =======       =======     =======      =======
Return on Assets                                        1.62%        1.43%         1.52%       1.31%        1.92%
                                                     ========     =======       =======     =======      =======



GLOBAL CORPORATE BANK
GLOBAL RELATIONSHIP BANKING
(In millions of dollars)

                                                                                                                     1Q 2000 VS.
                                                       1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                      1999         1999          1999        1999         2000       (DECREASE)
                                                     -------      -------       ------      -------      ------- -----------------
Total Revenues, Net of Interest Expense              $ 1,090      $ 1,008       $ 985       $ 1,000      $ 1,168         7%
Adjusted Operating Expenses                              784          764         748           736          739        (6%)
Provision for Loan Losses                                 (4)          --           5            --           37         NM
                                                     -------      -------       ------      -------      -------
Core Income Before Taxes                                 310          244         232           264          392         26%
Income Taxes                                             114           91          85            97          145         27%
                                                     -------      -------       ------      -------      -------
Core Income                                          $   196      $   153       $ 147       $   167      $   247         26%
                                                     =======      =======       ======      =======      =======

Average Assets (in billions of dollars)              $    87      $    80       $  75       $    80      $    84        (3%)
                                                     =======      =======       ======      =======      =======
Return on Assets                                        0.91%        0.77%       0.78%         0.83%        1.18%
                                                     =======      =======       ======      =======      =======

NM  Not meaningful


GLOBAL CORPORATE AND INVESTMENT BANK
TRAVELERS PROPERTY CASUALTY - COMMERCIAL LINES
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                       1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                      1999         1999          1999        1999         2000       (DECREASE)
                                                     --------     --------      --------    --------      ------- -----------------
REVENUES, NET OF INTEREST EXPENSE *                  $  1,534     $ 1,558       $  1,578    $  1,595     $  1,568          2%

CORE INCOME                                          $    189     $   201       $    255    $    200     $    240        27%

NET WRITTEN PREMIUMS BY MARKET:

National accounts                                    $  149.9     $  101.4      $  148.8    $   88.3     $   92.0       (39%)
Commercial accounts                                     443.6        440.1         469.9       462.7        487.4        10%
Select accounts                                         372.3        393.4         355.4       373.0        387.3         4%
Specialty accounts                                      148.2        159.8         158.4       143.1        180.5        22%
                                                     --------     --------      --------    --------     --------
     Total net written premiums    (A)               $1,114.0     $1,094.7      $1,132.5    $1,067.1     $1,147.2         3%
                                                     ========     ========      ========    ========     ========

STATUTORY RATIO DEVELOPMENT:

Earned premiums   (B)                                $1,072.7     $1,100.8      $1,110.3    $1,090.7     $1,079.0         1%

Losses and loss adjustment expenses  (C)                817.5        827.2         928.8       832.2        792.7        (3%)
Other underwriting expenses   (D)                       317.9        333.8         349.8       350.6        320.4         1%
                                                     --------     --------      --------    --------     --------
     Total deductions                                 1,135.4      1,161.0       1,278.6     1,182.8      1,113.1        (2%)
                                                     --------     --------      --------    --------     --------
Statutory underwriting loss                          $  (62.7)    $  (60.2)     $ (168.3)   $  (92.1)    $  (34.1)       46%
                                                     ========     ========      ========    ========     ========

STATUTORY COMBINED RATIO: (1), (2)

Loss and loss adjustment expense ratio  (C / B)          76.2%        75.1%         83.7%       76.3%        73.5%
Other underwriting expense ratio   (D / A)               28.5%        30.5%         30.9%       32.9%        27.9%
                                                     --------     --------      --------    --------     --------
     Combined ratio                                     104.7%       105.6%        114.6%      109.2%       101.4%
                                                     ========     ========      ========    ========     ========

Net investment income (pre-tax)                      $  412.6     $  410.5      $  420.2    $  445.4     $  435.9         6%
Effective tax rate on net investment income              26.6%        26.5%         26.7%       27.1%        26.9%
Catastrophe losses, net of reinsurance (after-tax)   $     --     $    9.9      $   17.4    $     --     $     --        --



(1) The 1999 third quarter includes the effect of a settlement of an asbestos liability, which increased losses and loss adjustment expenses, for statutory purposes only, by $105.2 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 third quarter were 74.2%, 30.9% and 105.1%, respectively.

(2)  Before policyholder dividends.

*    Excludes realized gains on investments

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
SSB CITI ASSET MANAGEMENT GROUP
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                        1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                       1999         1999          1999        1999         2000       (DECREASE)
                                                     --------     --------      --------    --------     -------- -----------------
Revenues:
     Investment advisory, admin. & distribution fees $    341     $    339      $    345    $    388     $    413         21%
     Unit Investment Trust revenues - net                   9           10            21           8           12         33%
     Other revenues                                        17           21            15          24           16         (6%)
                                                     --------     --------      --------    --------     --------
        Total revenues                                    367          370           381         420          441         20%
     Interest expense                                      12           11            12          12           13          8%
                                                     --------     --------      --------    --------     -------
        Total revenues, net of interest expense           355          359           369         408          428         21%
                                                     --------     --------      --------    --------     --------
Expenses:

     Employee compensation and benefits                   107          100           111         124          135         26%
     Mutual fund commission expense                        30           28            34          28           29         (3%)
     Other expenses                                        86           91            87         126          112         30%
                                                     --------     --------      --------    --------     --------
        Total expenses                                    223          219           232         278          276         24%
                                                     --------     --------      --------    --------     --------
Core income before income taxes                           132          140           137         130          152         15%
Provision for income taxes                                 52           56            55          53           62         19%
                                                     --------     --------      --------    --------     --------
Core income                                          $     80     $     84      $     82    $     77     $     90         13%
                                                     ========     ========      ========    ========     ========

Pre-tax profit margin                                    37.2%        39.0%         37.1%       31.9%        35.3%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN
 BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
     Retail                                          $   68.8     $   67.8      $   69.0    $   72.0     $   80.6         17%
     Institutional                                       16.9         15.2          16.6        18.9         17.0          1%
                                                     --------     --------      --------    --------     --------
     Total money market and institutional liquidity
      funds                                              85.7         83.0          85.6        90.9         97.6         14%
                                                     --------     --------      --------    --------     --------
Long-term mutual funds:
     Equity / Balanced                                   43.8         45.7          44.7        50.4         53.4         22%
     Taxable Fixed Income                                31.0         32.1          30.5        25.1         25.1        (19%)
     Tax Exempt Fixed Income                             10.9         10.2           9.7         8.8          8.5        (22%)
     Annuities                                            4.1          4.5           4.6         5.4          5.8         41%
                                                     --------     --------      --------    --------     --------
        Total long-term mutual funds                     89.8         92.5          89.5        89.7         92.8          3%
                                                     --------     --------      --------    --------     --------
Managed accounts:

     Private client                                      43.2         46.3          47.5        51.1         54.4         26%
     Institutional                                       91.4         95.6          96.2       100.0         97.8          7%
                                                     --------     --------      --------    --------     --------
        Total managed accounts                          134.6        141.9         143.7       151.1        152.2         13%
                                                     --------     --------      --------    --------     --------

Alternative Investment Strategies                        28.1         30.0          32.6        32.7         33.0         17%
                                                     --------     --------      --------    --------     --------

Total assets under management (1)                    $  338.2     $  347.4      $  351.4    $  364.4     $  375.6         11%
                                                     ========     ========      ========    ========     ========

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN
 BILLIONS OF DOLLARS):
Retail                                               $  198.1     $  202.5      $  202.5    $  209.7     $  225.0         14%
Institutional (including Alternate Investment
 Strategies)                                            140.1        144.9         148.9       154.7        150.6          7%
                                                     --------     --------      --------    --------     --------
     Total assets under management                   $  338.2     $  347.4      $  351.4    $  364.4     $  375.6         11%
                                                     ========     ========      ========    ========     ========

Unit Investment Trusts held in client accounts       $   13.2     $   13.3      $   12.8    $   13.8     $   13.5          2%
Number of Morningstar 4- and 5-star funds                  22           17            20          20           20         (9%)



(1) Includes $29, $35, $36 and $31 billion for the 1999 first, second, third and fourth quarters, respectively, and $31 billion for the 2000 first quarter for Global Private Bank clients.

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
GLOBAL PRIVATE BANK
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                        1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                       1999         1999          1999        1999         2000       (DECREASE)
                                                     --------     --------      --------    --------     -------- -----------------
Total Revenues, Net of Interest Expense              $    274     $    300      $    304    $    331     $    362         32%
Adjusted Operating Expenses                               175          181           185         210          211         21%
Provision for Loan Losses                                   8            2             2          --           22        175%
                                                     --------     --------      --------    --------     --------
Core Income Before Taxes                                   91          117           117         121          129         42%
Income Taxes                                               34           44            44          45           47         38%
                                                     --------     --------      --------    --------     --------
Core Income                                          $     57     $     73      $     73    $     76     $     82         44%
                                                     ========     ========      ========    ========     ========

Average Assets (in billions of dollars)              $     18     $     19      $     21    $     23     $     23         28%
                                                     ========     ========      ========    ========     ========
Return on Assets                                         1.28%        1.54%         1.38%       1.31%        1.43%
                                                     ========     ========      ========    ========     ========
Client Business Volumes (in billions of dollars)     $    119     $    125      $    128    $    140     $    144         21%
                                                     ========     ========      ========    ========     ========

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
     Proprietary Managed Assets                      $     28     $     28      $     28    $     30     $     31         11%
     Other Assets under Fee based Management                2            2             2           3            3         50%
     Banking and Fiduciary Deposits                        27           27            27          27           28         4%
     Loans                                                 17           18            21          22           23         35%
     Other, Principally Custody Accounts                   45           50            50          58           59         31%
                                                     --------     --------      --------    --------     --------
        Total Client Business Volumes                $    119     $    125      $    128    $    140     $    144         21%
                                                     ========     ========      ========    ========     ========


REVENUES:
Customer Revenues
     Net Interest Spread and Recurring
        Fee Based Revenues                           $    201     $    199      $    206    $    223     $    231         15%
     Transaction Revenues                                  35           57            61          69           82        134%
                                                     --------     --------      --------    --------     --------
        Total Customer Revenues                           236          256           267         292          313         33%
Other Revenues(Principally Allocated Equity
     and Treasury Revenues)                                38           44            37          39           49         29%
                                                     --------     --------      --------    --------     --------
        Total Revenues                               $    274     $    300      $    304    $    331     $    362         32%
                                                     ========     ========      ========    ========     ========
                 United States                       $    101     $    109      $    107    $    112     $    120         19%
                 International                            173          191           197         219          242         40%

Net Credit Loss Ratio                                    0.18%        0.05%         0.05%       0.13%        0.18%
Loans 90+ Days Past Due:
     In Millions of Dollars                          $    191     $    162      $    145    $    120     $     87        (54%)
     Delinquency Ratio (% of Avg Loans)                  1.10%        0.88%         0.69%       0.54%        0.37%


                                                                         Page 21

INVESTMENT ACTIVITIES
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                        1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                       1999         1999          1999        1999         2000       (DECREASE)
                                                     --------     --------      --------    --------     -------- -----------------
Revenues:
     Proprietary Investments (1)                     $    103     $    219      $    289    $    191     $  1,362
     LDC Debt Sales/Refinancing                            20           18            19          21         (112)
     Insurance Portfolio Gains (Losses) (2)                30           33             3         144         (235)
                                                     --------     --------      --------    --------     --------
        Total Revenues                               $    153     $    270      $    311    $    356     $  1,015        563%
                                                     ========     ========      ========    ========     ========

CORE INCOME:
     Proprietary Investments (1)                     $     59     $    133      $    179    $    115     $    850
     LDC Debt Sales/Refinancing                            13           11            11          12          (69)
     Insurance Portfolio Gains (Losses) (2)                18           19             4          86         (147)
                                                     --------     --------      --------    --------     --------
        Total Core Income                            $     90     $    163      $    194    $    213     $    634        604%
                                                     ========     ========      ========    ========     ========

PERIOD END ASSETS:
     Proprietary Investments                         $  5,200     $  5,429      $  6,194    $  7,081     $  7,796         50%
     LDC Debt Sales/Refinancing                         3,377        3,358         3,304       3,371        3,285         (3%)
                                                     --------     --------      --------    --------     --------
        Total Period End Assets                      $  8,577     $  8,787      $  9,498    $ 10,452     $ 11,081         29%
                                                     ========     ========      ========    ========     ========




(1) Includes Venture Capital Activities and certain other corporate investments.

(2) Represents gains (losses) on investments held by insurance companies (see page 28 for Insurance Investment Portfolio details).

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)



                                                                                                                     1Q 2000 VS.
                                                        1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                       1999         1999          1999        1999         2000       (DECREASE)
                                                     --------     --------      --------    --------     -------- -----------------
REVENUES
  Loan interest, including fees                      $  5,888     $  5,614      $  5,784    $  5,886     $  6,024         2%
  Other interest and dividends                          5,414        5,449         5,417       5,448        5,878         9%
  Insurance premiums                                    2,526        2,616         2,636       2,663        2,717         8%
  Commissions and fees                                  2,872        3,153         3,149       3,549        3,998        39%
  Principal transactions                                1,770        1,272           954       1,164        1,723        (3%)
  Asset management and administration fees                955        1,003         1,056       1,150        1,284        34%
  Realized gains (losses) from sales of investments        53          188            35         281         (169)       NM
  Other income                                          1,043        1,141         1,066         810        2,253       116%
                                                     --------     --------      --------    --------     --------
     Total revenues                                    20,521       20,436        20,097      20,951       23,708        16%
     Interest expense                                   6,451        6,056         6,076       6,185        6,724         4%
                                                     --------     --------      --------    --------     --------
     Total revenues, net of interest expense           14,070       14,380        14,021      14,766       16,984        21%
                                                     --------     --------      --------    --------     --------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
  Policyholder benefits and claims                      2,048        2,151         2,258       2,214        2,251        10%
  Provision for credit losses                             729          790           632         686          751         3%
                                                     --------     --------      --------    --------     --------
   Total provisions for benefits, claims, and
    credit losses                                       2,777        2,941         2,890       2,900        3,002         8%
                                                     --------     --------      --------    --------     --------
OPERATING EXPENSES
  Non-insurance compensation and benefits               3,755        3,615         3,531       3,635        4,125        10%
  Insurance underwriting, acquisition and operating       825          802           770         892          828         --
  Restructuring-related items                            (130)          47            22         (27)          20        NM
  Other operating                                       2,871        3,060         2,938       3,175        3,353        17%
                                                     --------     --------      --------    --------     --------
     Total operating expenses                           7,321        7,524         7,261       7,675        8,326        14%
                                                     --------     --------      --------    --------     --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
   CUMULATIVE EFFECT OF ACCOUNTING CHANGES              3,972        3,915         3,870       4,191        5,656        42%
Provision for income taxes                              1,423        1,402         1,379       1,499        2,011        41%
Minority interest, net of income taxes                     60           65            56          70           55        (8%)
                                                     --------     --------      --------    --------     --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
     CHANGES                                            2,489        2,448         2,435       2,622        3,590        44%
Cumulative effect of accounting changes                  (127)          --            --          --           --        NM
                                                     --------     --------      --------    --------     --------
NET INCOME                                           $  2,362     $  2,448      $  2,435    $  2,622     $  3,590        52%
                                                     ========     ========      ========    ========     ========


NM  -  Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)




                                                                                                                     1Q 2000 VS.
                                                        1Q           2Q            3Q          4Q           1Q    1Q 1999 INCREASE/
                                                       1999         1999          1999        1999         2000       (DECREASE)
                                                     --------     --------      --------    --------     -------- -----------------
Total Revenues, Net of Interest Expense              $ 14,070     $ 14,380      $ 14,021    $ 14,766     $ 16,984         21%
Effect of Credit Card Securitization Activity             588          570           552         559          519        (12%)
                                                     --------     --------      --------    --------     --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE             14,658       14,950        14,573      15,325       17,503         19%

Total Operating Expenses                                7,321        7,524         7,261       7,675        8,326         14%
Restructuring-Related Items (1)                           130          (47)          (22)         27          (20)        NM
                                                     --------     --------      --------   ---------     --------
ADJUSTED OPERATING EXPENSES                             7,451        7,477         7,239       7,702        8,306         11%

OPERATING MARGIN                                        7,207        7,473         7,334       7,623        9,197         28%
                                                     --------     --------      --------   ---------     --------

Provisions for Benefits, Claims and Credit Losses       2,777        2,941         2,890       2,900        3,002          8%
Effect of Credit Card Securitization Activity             588          570           552         559          519        (12%)
                                                     --------     --------      --------   ---------     --------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND
 CREDIT LOSSES                                          3,365        3,511         3,442       3,459        3,521          5%

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST   3,842        3,962         3,892       4,164        5,676         48%
Taxes on Core Income                                    1,367        1,420         1,386       1,489        2,019         48%
Minority Interest, Net of Income Taxes                     60           65            56          70           55         (8%)
                                                     --------     --------      --------   ---------     --------
CORE INCOME                                             2,415        2,477         2,450       2,605        3,602         49%
Restructuring-Related Items After-tax (1)                  74          (29)          (15)         17          (12)        NM
Cumulative Effect of Accounting Changes (2)              (127)          --            --          --           --         NM
                                                     --------     --------      --------    --------     --------
NET INCOME                                           $  2,362     $  2,448      $  2,435    $  2,622     $  3,590         52%
                                                     ========     ========      ========   =========     ========



(1) Includes restructuring charge of $49 million pretax ($31 million after-tax) related to severance in the 1999 third quarter; a charge of $82 million pretax ($51 million after-tax) in the 1999 fourth quarter; and credits for reversals of prior charges of $211 million pretax ($125 million after-tax) in the 1999 first quarter, $68 million pretax ($41 million after-tax) in the 1999 third quarter, and $122 million pretax ($76 million after-tax) in the 1999 fourth quarter. The 2000 first quarter and the 1999 fourth, third, second and first quarters also included $20 million pretax ($12 million after-tax), $13 million pretax ($8 million after-tax), $41 million pretax ($25 million after-tax), $47 million pretax ($29 million after-tax), and $81 million pretax ($51 million after-tax), respectively, of accelerated depreciation.

(2) First quarter 1999 accounting changes refer to adoption of Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3) of ($135) million; adoption of SOP 98-7, "Deposits Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

NM - Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)



                                          EOP                                      AVERAGE
                                         LOANS      90 DAYS OR MORE PAST DUE (1)    LOANS        NET CREDIT LOSSES (1)
                                       ---------   ------------------------------  -------  -----------------------------
                                        1Q 2000    1Q 2000    4Q 1999     1Q 1999  1Q 2000   1Q 2000    4Q 1999   1Q 1999
                                       ---------   --------   -------     -------  -------  --------    -------- --------
CITIBANKING NORTH AMERICA              $    7.2    $   48     $    55     $   103  $  7.3   $    17     $    23  $    24
Ratio                                                0.66%       0.75%       1.34%             0.96%       1.23%    1.27%

MORTGAGE BANKING                           31.5       719         696         610    30.9        11          11       13
Ratio                                                2.29%       2.31%       2.29%             0.14%       0.15%    0.20%

U.S. BANKCARDS                             73.0     1,058       1,061       1,007    72.3       782         783      784
Ratio                                                1.45%       1.44%       1.46%             4.35%       4.43%    4.72%

OTHER CARDS                                 2.4        29          30          35     2.0        16          21       20
Ratio                                                1.23%       1.38%       1.45%             2.98%       3.87%    3.50%

CITIFINANCIAL                              16.2       216         203         183    15.9        76          83       71
Ratio                                                1.33%       1.31%       1.42%             1.92%       2.19%    2.38%

EUROPE, MIDDLE EAST AND AFRICA             16.6       875         914         893    16.8        71          67       75
Ratio                                                5.26%       5.33%       5.40%             1.70%       1.56%    1.81%

ASIA PACIFIC                               25.6       443         453         513    25.1        74          71       78
Ratio                                                1.73%       1.80%       2.31%             1.19%       1.15%    1.43%

LATIN AMERICA                               7.3       333         320         292     7.6        90          94       91
Ratio                                                4.58%       4.10%       3.75%             4.77%       4.71%    4.74%

GLOBAL PRIVATE BANK                        23.4        87         120         191    22.4        10           7        8
Ratio                                                0.37%       0.54%       1.10%             0.18%       0.13%    0.18%

OTHER                                       1.0         2           3           2     0.8         3           2        1
                                       --------    -------    -------     -------  ------   -------     -------  -------
TOTAL MANAGED                             204.2     3,810       3,855       3,829   201.1     1,150       1,162    1,165
Ratio                                                1.87%       1.91%       2.09%             2.30%       2.36%    2.61%

SECURITIZATION ACTIVITIES:

SECURITIZED CREDIT CARD RECEIVABLES       (48.0)     (702)       (725)       (688)  (48.2)     (499)       (537)    (556)
LOANS HELD FOR SALE                        (4.2)      (31)        (32)        (39)   (4.3)      (20)        (22)     (32)
                                       --------    -------    -------     -------  ------   -------     -------  -------
                                          (52.2)     (733)       (757)       (727)  (52.5)     (519)       (559)    (588)

TOTAL LOANS                            $  152.0    $3,077     $ 3,098     $ 3,102  $148.6   $   631     $   603  $   577
                                       ========    =======    =======     =======  ======   =======     =======  =======
Ratio                                                2.02%       2.08%       2.37%             1.71%       1.68%    1.78%



(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

DETAILS OF CREDIT LOSS EXPERIENCE
(In millions of dollars)



                                                       1Q        2Q        3Q        4Q        1Q
                                                      1999      1999      1999      1999      2000
                                                     -------   ------    ------    ------    ------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD   $6,617    $6,662    $6,743    $6,706    $6,679
                                                     -------   ------    ------    ------    ------
PROVISION FOR CREDIT LOSSES
     Consumer                                           618       680       595       596       630
     Commercial                                         111       110        37        90       121

GROSS CREDIT LOSSES
     Consumer                                           695       772       744       739       778
     Commercial                                         131       134       103       156       140
                                                     -------   ------    ------    ------    ------
                                                        826       906       847       895       918
                                                     -------   ------    ------    ------    ------
CREDIT RECOVERIES
     Consumer                                           118       140       145       136       147
     Commercial                                          20        24        16        57        19
                                                     -------   ------    ------    ------    ------
                                                        138       164       161       193       166
                                                     -------   ------    ------    ------    ------
NET CREDIT LOSSES                                       688       742       686       702       752
                                                     -------   ------    ------    ------    ------
Other--net                                                4        33        17       (11)      (21)
                                                     -------   ------    ------    ------    ------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD         $6,662    $6,743    $6,706    $6,679    $6,657
                                                     ======    ======    ======    ======    ======

Net consumer credit losses                           $  577    $  632    $  599    $  603    $  631
As a percentage of average consumer loans              1.78%     1.89%     1.73%     1.68%     1.71%
Net commercial credit losses                         $  111    $  110    $   87    $   99    $  121
As a percentage of average commercial loans            0.46%     0.48%     0.37%     0.42%     0.51%


ALLOWANCE FOR CREDIT LOSSES
Consumer                                             $3,355    $3,436    $3,449    $3,435    $3,413
Commercial                                            3,307     3,307     3,257     3,244     3,244
                                                     -------   ------    ------    ------    ------
     Total Allowance for Credit Losses               $6,662    $6,743    $6,706    $6,679    $6,657
                                                     ======    ======    ======    ======    ======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                               2.56%     2.55%     2.47%     2.31%     2.25%
Commercial                                             3.46%     3.38%     3.34%     3.40%     3.21%
Total                                                  2.94%     2.90%     2.83%     2.73%     2.63%


CITIGROUP SUPPLEMENTAL DATA
(In millions of dollars)


                                                                      1Q         2Q       3Q         4Q        1Q
                                                                     1999       1999     1999       1999      2000
                                                                     ----       ----     ----       ----      ----
CASH-BASIS AND RENEGOTIATED LOANS
---------------------------------
Commercial Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value) (1)   $   358    $   214   $   277   $   241   $   237
Other                                                               1,277      1,341     1,232     1,162     1,218
                                                                  -------    -------   -------   -------   -------
     Total Commercial Cash-Basis Loans                            $ 1,635    $ 1,555   $ 1,509   $ 1,403   $ 1,455
                                                                  =======    =======   =======   =======   =======

COMMERCIAL CASH-BASIS LOANS

Emerging Markets                                                  $ 1,095    $ 1,197   $ 1,154   $ 1,044   $ 1,066
Global Relationship Banking                                           308        279       302       304       319
Insurance Subsidiaries                                                218         66        40        41        59
Investment Activities                                                  14         13        13        14        11
                                                                  -------    -------   -------   -------   -------
     Total Commercial Cash-Basis Loans                            $ 1,635    $ 1,555   $ 1,509   $ 1,403   $ 1,455
                                                                  =======    =======   =======   =======   =======
COMMERCIAL RENEGOTIATED LOANS                                     $    47    $    50   $    68   $    59   $    46
                                                                  =======    =======   =======   =======   =======
CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
     HAS BEEN SUSPENDED                                           $ 2,252    $ 2,259   $ 2,214   $ 2,230   $ 2,217
                                                                  =======    =======   =======   =======   =======
OTHER REAL ESTATE OWNED
-----------------------

Consumer (2)                                                      $   217    $   213   $   211   $   204   $   189
                                                                  -------    -------   -------   -------   -------

Emerging Markets                                                       26         28        50        44        43
Global Relationship Banking                                           212        178       178       156       141
Insurance Subsidiaries                                                217        420       420       286       285
                                                                  -------    -------   -------   -------   -------
     Total Commercial (2)                                             455        626       648       486       469
                                                                  -------    -------   -------   -------   -------

Corporate/Other                                                         8          8         8        14         9
                                                                  -------    -------   -------   -------   -------

Total                                                             $   680    $   847   $   867   $   704   $   667
                                                                  =======    =======   =======   =======   =======

ASSETS PENDING DISPOSITION (3)                                    $    95    $    89   $    87   $    86   $    97
--------------------------                                        =======    =======   =======   =======   =======


(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(2) Represents repossessed real estate, carried at lower of cost or collateral value.
(3) Represents consumer residential mortgage loans that have a high probability of foreclosure, carried at lower of cost or collateral value.

MANAGED ASSETS AND INSURANCE INVESTMENTS
(In billions of dollars)


                                                                                                                    1Q 2000 VS.
                                                          1Q          2Q           3Q            4Q          1Q   1Q 1999 INCREASE/
                                                         1999        1999         1999          1999        2000     (DECREASE)
                                                         ----        ----         ----          ----        ----  -----------------

SSB Citi Asset Management Group                      $   338.2  $   347.4    $   351.4     $   364.4   $   375.6      11%
SSB - Financial Consultant managed accounts               18.6       20.2         21.4          27.4        31.7      70%
Travelers Life and Annuity                                26.6       27.3         27.5          27.4        29.8      12%
                                                     ---------  ---------    ---------     ---------   ---------
    Total assets managed for third parties               383.4      394.9        400.3         419.2       437.1      14%

Consulting Group externally managed assets                73.1       76.8         74.6          83.0        86.7      19%
Other investments held by Insurance companies             39.0       39.3         38.6          37.5        41.3       6%
                                                     ---------  ---------    ---------     ---------   ---------
    Total managed assets and insurance investments   $   495.5  $   511.0    $   513.5     $   539.7   $   565.1      14%
                                                     =========  =========    =========     =========   =========



INSURANCE INVESTMENT PORTFOLIO
(In millions of dollars)


                                                                                                                      1Q 2000 VS.
                                                                 1Q         2Q         3Q         4Q        1Q     1Q 1999 INCREASE/
                                                                1999       1999       1999       1999      2000       (DECREASE)
                                                            --------   --------   --------   --------  --------    --------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies      $  9,595   $  9,294   $  9,058   $  9,010  $  9,382          (2%)
         U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies            3,728      3,324      2,983      2,778     3,033         (23%)
         Corporates (including redeemable preferreds)         27,346     27,504     27,606     26,635    27,317          --
         Obligations of states and political subdivisions     11,023     10,672     10,362      9,981    10,049         (10%)
         Debt securities issued by foreign governments         1,822      1,842      1,631      1,711     1,579         (15%)
    Held to maturity, at amortized cost                           28         26         24         33        32          13%
                                                            --------   --------   --------   --------  --------
    Total fixed income                                        53,542     52,662     51,664     50,148    51,392          (4%)
Equity securities, at market                                   1,685      1,819      1,905      2,121     2,111          20%
Short-term and other                                           6,651      5,301      5,524      5,322     6,478          (3%)
                                                            --------   --------   --------   --------  --------
    Total investments held by Insurance companies           $ 61,878   $ 59,782   $ 59,093   $ 57,591  $ 59,981          (3%)
                                                            ========   ========   ========   ========  ========

After tax unrealized gains / (losses) on invested assets    $    943   $    100   $   (251)  $   (587) $   (218)         NM
                                                            ========   ========   ========   ========  ========


NM - Not meaningful

CITICORP SUPPLEMENTAL DATA
(In millions of dollars)


                                                              1Q        2Q        3Q        4Q        1Q
                                                             1999      1999      1999      1999      2000
                                                           ------    ------    ------    ------    ------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                       $3,587    $3,651    $3,660    $3,714    $3,713
Effect of Credit Card Securitization Activity               1,084     1,020     1,043     1,008     1,019
                                                           ------    ------    ------    ------    ------
     Total Adjusted                                        $4,671    $4,671    $4,703    $4,722    $4,732
                                                           ======    ======    ======    ======    ======

Average Interest Earning Assets (in billions of dollars)   $300.8    $304.4    $307.9    $313.4    $324.6
Effect of Credit Card Securitization Activity                44.3      46.7      47.9      48.6      48.2
                                                           ------    ------    ------    ------    ------
     Total Adjusted                                        $345.1    $351.1    $355.8    $362.0    $372.8
                                                           ======    ======    ======    ======    ======

Net Interest Margin (%)                                      4.84%     4.81%     4.72%     4.70%     4.60%
Effect of Credit Card Securitization Activity                0.65%     0.53%     0.52%     0.47%     0.51%
                                                           ------    ------    ------    ------    ------
     Total Adjusted                                          5.49%     5.34%     5.24%     5.17%     5.11%
                                                           ======    ======    ======    ======    ======


TRADING RELATED REVENUES
BY BUSINESS SECTOR:
Global Corporate:
     Emerging Markets                                      $  335    $  253    $  261    $  237    $  257
     Global Relationship Banking                              414       253       297       299       439
                                                           ------    ------    ------    ------    ------
        Total Global Corporate                                749       506       558       536       696
Global Consumer and Other                                     123        94       127       111       142
                                                           ------    ------    ------    ------    ------
     Total                                                 $  872    $  600    $  685    $  647    $  838
                                                           ======    ======    ======    ======    ======

BY TRADING ACTIVITY:
Foreign Exchange                                           $  456    $  327    $  387    $  347    $  377
Derivative                                                    282       190       195       205       349
Fixed Income                                                   37        22        44        33        44
Other                                                          97        61        59        62        68
                                                           ------    ------    ------    ------    ------
     Total                                                 $  872    $  600    $  685    $  647    $  838
                                                           ======    ======    ======    ======    ======

BY INCOME STATEMENT LINE:
Foreign Exchange                                           $  488    $  368    $  358    $  355    $  422
Trading Account                                               304       138       252       194       369
Other                                                          80        94        75        98        47
                                                           ------    ------    ------    ------    ------
     Total                                                 $  872    $  600    $  685    $  647    $  838
                                                           ======    ======    ======    ======    ======


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 18, 2000                   CITIGROUP INC.

                                         By:
                                            ------------------------------------
                                         Name:    Roger W. Trupin
                                         Title:   Controller